UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2006

AZCO MINING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20430	84-1094315
(State or Other Jurisdiction	(Commission File Number)	I.R.S Employer
of Incorporation)		Identification Number)

7239 N El Mirage Road
Glendale, AZ 85307
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code: (623) 935-0774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

          This Form 8-K/A is being filed to amend item 9.01 of the Current Report on Form-8K filed by Azco Mining Inc. (“Azco”) with the Commission on May 10, 2006. This amendment provides the audited historical financial statements of The Lordsburg Mining Company, as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Form-8K filed on May 10, 2006.

Item 2.01 Completion of Acquisition or Disposal of Assets

          As reported in our Form 8-K filed on May 10, 2006, we completed and consummated the Share Sale Agreement (“Agreement”) with Imagin Minerals, Inc. (‘Imagin”) and acquired 100% of the outstanding common shares of The Lordsburg Mining Company (“Lordsburg”), a New Mexico corporation, for a price of $1,300,000. Prior to the acquisition, Imagin consolidated into Lordsburg, fragmented ownership of various other assets that were acquired under the Agreement. Assets acquired under the Agreement included the Summit patented and unpatented mining claims, the mill site patented mining claims, related mining permits, and processing equipment.

          A copy of the Share Sale Agreement was filed as an exhibit to our Form-8K filed on May 10, 2006, and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired

Audited Financial Statements for The Lordsburg Mining Company for the two years ended December 31, 2005 and 2004.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements

(c)	Exhibits

None.

Azco Mining Inc.
Index to Financial Statements

THE LORDSBURG MINING COMPANY
(An Exploration Stage Company)

Financial Statements as of and for the Years Ended
December 31, 2005 and 2004

REPORT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Lordsburg Mining Company

We have audited the accompanying balance sheets of The Lordsburg Mining Company. as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, has no current source of operating revenues, and needs to secure financing to remain a going concern. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lordsburg Mining Company as of December 31, 2005 and 2004, and the results of its operations, and its cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Stark Winter Schenkein & Co., LLP

Denver, Colorado
January 31, 2007

THE LORDSBURG MINING COMPANY
(An Exploration Stage Company)

BALANCE SHEETS

	December 31,
	2005	2004
ASSETS

CURRENT ASSETS:
Cash	$4,574	$4,574
Prepaid expenses	917	917
Total Current Assets	5,491	5,491

OTHER ASSETS:
Idle assets	101,362	101,362
Restricted cash	18,343	17,972
Due from related company	35,359	40,300
	155,064	159,634
	$160,555	$165,125

LIABILITIES AND STOCKHOLDERS' (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$6,270	$5,870
Total Current Liabilities	6,270	5,870
DUE TO PARENT COMPANY	171,386	161,685
Total Liabilities	177,656	167,555

STOCKHOLDERS' (DEFICIT):
Common stock, $5.00 par value; Authorized 100 shares;
issued and outstanding 100 shares	500	500
Additional paid in capital	940,973	940,973
Accumulated (deficit)	(937,043)	(937,043)
(Deficit) accumulated during the exploration stage	(21,531)	(6,860)
	(17,101)	(2,430)
	$160,555	$165,125

The accompanying notes are an integral part of these financial statements.

THE LORDSBURG MINING COMPANY
(An Exploration Stage Company)
STATEMENTS OF OPERATIONS

			Period from
			December 4,
			2002
			Through
	Year Ended December 31,		December 31,
	2005	2004	2005
			(Unaudited)
REVENUES	$-	$-	$51,544
GENERAL AND ADMINISTRATIVE EXPENSES:
Cost of revenues	-	-	15,014
Administrative costs, other	1,070	669	18,624
Claim renewal fees and permits	1,731	814	2,545
Parent company fees	9,701	9,152	27,404
Depreciation	-	-	3,229
Property taxes	2,540	1,998	6,909
	15,042	12,633	73,725

(LOSS) FROM OPERATIONS	(15,042)	(12,633)	(22,181)
OTHER INCOME:
Interest income	371	279	650
	371	279	650

NET (LOSS) BEFORE PROVISION FOR INCOME TAXES	(14,671)	(12,354)	(21,531)

PROVISION FOR INCOME TAXES	--	--	--

NET (LOSS)	$(14,671)	$(12,354)	$(21,531)

Basic and Diluted (Loss) Per Common Share	$(124)	$(215)

Basic and Diluted - Weighted Average Number of
Common Shares Outstanding	100	100

The accompanying notes are an integral part of these financial statements.

THE LORDSBURG MINING COMPANY
(An Exploration Stage Company)
STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)
For the Years Ended December 31, 2005 and 2004
and for the Period December 4, 2002 to December 31, 2005

					(Deficit)
					Accumulated
			Additional		During the
	Common	Stock	Paid in	Accumulated	Exploration
	Shares	Amount	Capital	(Deficit)	Stage	Total

Balances, December 4, 2002 (Unaudited)	100	$500	$940,973	$(937,043)	$-	$4,430

Net (loss) for the period ended
December 31, 2002 (Unaudited)	-	-	-	-	(6,789)	(6,789)
Balances, December 31, 2002 (Unaudited)	100	500	940,973	(937,043)	(6,789)	(2,359)
						-
Net (loss) for the year ended
December 31, 2003 (Unaudited)	-	-	-	-	12,283	12,283
Balances, December 31, 2003 (Unaudited)	100	500	940,973	(937,043)	5,494	9,924

Net (loss) for the year ended December 31, 2004	-	-	-	-	(12,354)	(12,354)
Balances, December 31, 2004	100	500	940,973	(937,043)	(6,860)	(2,430)

Net (loss) for the year ended December 31, 2005	-	-	-	-	(14,671)	(14,671)
Balances, December 31, 2005	100	$500	$940,973	$(937,043)	$(21,531)	$(17,101)

The accompanying notes are an integral part of these financial statements.

THE LORDSBURG MINING COMPANY
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS

			Period
			From
			December 4,
			2002
			Through
	Year Ended December 31,		December 31,
	2005	2004	2005
			(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(14,671)	$(12,354)	$(21,531)

Adjustment to reconcile net (loss) to net cash used
in operating activities:
Depreciation	-	-	3,229
Changes in operating assets and liabilities:
Decrease in accounts receivable	-	-	47,446
Decrease in materials and supplies	-	-	2,771
Decrease in inventory	-	-	37,176
(Increase) in prepaid expenses	-	(917)	(917)
(Increase) in restricted cash	(371)	(279)	(18,343)
(Decrease) in accounts payable	-	-	(5,961)
Increase in accrued expenses	400	870	808
Net Cash (Used In) Provided By Operating Activities	(14,642)	(12,680)	44,678

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of assets	-	-	(3,607)
Net Cash (Used In) Investing Activitie	-	-	(3,607)

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease (increase) in due from related company	4,941	3,506	(35,359)
Increase in due to parent company	9,701	9,152	(1,138)
Net Cash (Used In) Provided By Financing Activities	14,642	12,658	(36,497)

NET (DECREASE) INCREASE IN CASH	-	(22)	4,574

CASH, BEGINNING OF PERIOD	4,574	4,596	-

CASH, END OF PERIOD	$4,574	$4,574	$4,574

The accompanying notes are an integral part of these financial statements.

THE LORDSBURG MINING COMPANY
(An Exploration Stage Company))
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Lordsburg Mining Company (the "Company" or "Lordsburg") was originally incorporated in Florida under the name of Goldfield-Hidalgo, Inc. and obtained a New Mexico certificate of authority in September 1990. In August 1994, the Company amended its certificate of authority for the name change to The Lordsburg Mining Company. On December 4, 2002, Imagin Minerals, Inc. (“Imagin”), a privately owned industrial minerals company, purchased The Lordsburg Mining Company, a Florida corporation. On March 7, 2003, Imagin incorporated The Lordsburg Mining Company in New Mexico and in April 2003, merged the Florida corporation into the New Mexico corporation.

On the date Imagin purchased the Company, December 4, 2002, the Company re-entered the exploration stage. The Company has had no significant business activities since the acquisition by Imagin. The Company was a wholly owned subsidiary of Imagin until all of the outstanding shares of the Company were sold in May 2006, to AZCO Mining Inc. ("AZCO").

The Company has approximately 1,500 acres of patented mineral claims in the Virginia Mining District, Hidalgo County, New Mexico. The Company also has a 22% undivided interest to patented mining claims aggregating approximately 117 acres and approximately 520 acres of unpatented mining claims in Grant County, New Mexico.

Significant Accounting Policies

The Company is in the Exploration Stage, as defined by Statement of Financial Accounting Standards ("SFAS") No. 7, Accounting and Reporting by Development Stage Enterprises, and the Securities and Exchange Commission Industry Guide 7(a)(4). The Company acquired mineral properties located in the state of New Mexico, and has not yet determined whether these properties contain reserves that are economically recoverable. The Company has restricted its activities to maintaining its property positions and to date has not undertaken any development activities.

The recoverability of amounts from the properties will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company's interest in the underlying properties, the ability of the Company to obtain necessary financing to complete the development of the properties, and upon future profitable production or proceeds for the sale thereof.

Basis of Presentation and Going Concern

The financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities and commitments in the normal course of business. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets and to meet its liabilities as they become due.

The Company has incurred net losses of $(14,671) and $(12,354) for the years ended December 31, 2005 and 2004, respectively, and has a total accumulated deficit of $(958,574) at December 31, 2005.

To continue as a going concern, the Company is dependent on the continued support from its parent company. The Company is seeking a viable business to merge with and, in addition, is seeking equity capital. However, the Company has no commitment from any party to provide additional capital and there is no assurance that such funding will be available when needed, or if available, that its terms will be favorable or acceptable to the Company.

The Company’s financial statements do not include any adjustment relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

Cash and Cash Equivalents

The Company considers all liquid investments purchased with an initial maturity of three months or less to be cash equivalents.

Restricted Cash

The Company has restricted cash of $18,343 and $17,972 at December 31, 2005 and 2004, respectively, comprised of a deposit at a bank held on behalf of the State of New Mexico in a one-year automatically renewable money market account. The deposit is associated with certain reclamation costs for portions of the Company’s property.

Asset Retirement Obligations

The Company will provide any future estimated reclamation costs in accordance with SFAS No. 143, “Accounting for Asset Retirement Obligations”. SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. There have been no provisions for the years ended December 31, 2005 and 2004, as there have been no activities.

Fair Value of Financial Instruments

The fair values of the Company’s financial instruments, which include cash, due from related company, accounts payable and accrued expenses, and due to parent company, approximate their fair values at December 31, 2005 and 2004 because of the short maturities of these instruments or the amounts due from or to related parties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates under different assumptions or conditions. Significant estimates are used when accounting for the Company’s carrying value of mineral properties, fixed assets, depreciation, accruals, taxes and contingencies, which are discussed in the respective notes to the financial statements.

Idle Assets

The following table shows the carrying value of mineral properties, buildings and equipment, which are idle at December 31, 2005 and 2004:

	December 31,
	2005	2004
Mineral property	$207,541	$207,541
Buildings and improvements	22,124	22,124
Machinery and equipment	146,849	146,849
	376,514	376,514
Less: Accumulated depreciation and depletion	(275,152)	(275,152)
Net idle assets	$101,362	$101,362

Mineral properties, buildings and improvements and machinery and equipment are carried at historical cost. Replacements, maintenance and repairs that do not improve or extend the life of the respective assets are expensed as incurred. Major renewals and improvements are capitalized. Upon retirement, sale or other disposition, the cost and accumulated amortization are eliminated and the gain or loss is included in operations. There was no depreciation expense charged to operations for the years ended December 31, 2005 and 2004.

Long Lived Assets

The Company evaluates its long-term assets for impairment under Statement of Financial Accounting Standards ("SFAS") No. 144, “Accounting for Impairment or Disposal of Long Lived Assets.” When events or changes in economic circumstances indicate the carrying amount of such assets may not be recoverable, the Company will record an impairment charge to operations. The Company uses an estimate of the future undiscounted net cash flows have the related asset or asset groupings over the remaining life to measure whether the assets are recoverable and to measurer any impairment by reference to fair value. Fair value is generally estimated using the Company’s expectation of discounted net cash flows.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. SFAS No. 109 requires the Company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements carrying amounts and tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Revenue Recognition

The Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

Recent Accounting Pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, "Accounting Changes and Error Corrections - A Replacement of APB Opinion No. 20 and SFAS No. 3. SFAS 154 replaces APB opinion No. 20, "Accounting Changes" and SFAS Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transaction provision. When a pronouncement includes specific transaction provisions, those provisions should be followed. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Consequently, the Company will adopt the provisions of SFAS No. 154 for its year beginning January 1, 2006. Management currently believes that adoption of the provisions of SFAS No. 154 will not have a material impact on the Company's financial statements.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with SFAS No. 109 and provides guidance on recognizing, measuring, presenting and disclosing in the financial statements tax positions that a company has taken or expected to take on a tax return. FIN 48 is effective for the Company as of January 1, 2007. The Company at this time has not evaluated the impact, if any, of adopting FIN 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”(“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. This statement addresses how to calculate fair value measurements required or permitted under other accounting pronouncements. SFAS 157 is effective for the Company beginning January 1, 2007. The Company at this time has not evaluated the impact, if any, of SFAS 157 on its financial statements.

The FASB has also issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”, SFAS No. 156, “Accounting for Servicing of Financial Assets” and SFAS No. 158, “Employers Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)”, but they will not have any relationship to the operations of the Company at this time.

NOTE 2 - RELATED PARTY TRANSACTIONS

At December 31, 2005 and 2004, the Company was indebted to its parent company, Imagin, in the amount of $171,386 and $161,685, respectively. The Company was charged management fees by the parent company for the years ended December 31, 2005 and 2004, of $9,701 and $9,152, respectively. The Company has a receivable from a related company, a subsidiary of its parent company, at December 31, 2005 and 2004 of $35,359 and $40,300, respectively.

NOTE 3 – INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating losses and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The components of the deferred tax asset (liability) recognized at December 31, 2005 and 2004 are as follows:

		2005		2004
Deferred tax asset:
Net operating loss		$5,693		$4,793

Increase in valuation allowance		(5,693)		(4,793)
Net deferred tax asset	$	---	$	---

The net tax benefit for the years ended December 31, 2005 and 2004 has been offset entirely by the valuation allowance, as management has determined that it is more likely than not that the deferred tax asset will not be realized. The increase in the valuation allowance from 2004 to 2005 was $900.

A reconciliation between the statutory rates and the effective income tax rate of income tax expense for the years ended December 31, 2005 and 2004 are as follows:

	2005	2004
Federal rate	34.0%	34.0%
State rate	4.8%	4.8%
Increase in valuation allowance related to
operating loss carry-forwards and change
in temporary differences	(38.8%)	(38.8%)
Effective income tax rate	0.0%	0.0%

At December 31, 2005 and 2004, the Company had net operating loss carry forwards for federal income tax purposes of approximately $27,000 and $12,400, respectively. These losses expire December 31, 2025 and December 31, 2024.

At December 31, 2005 and 2004, the Company had net operating loss carry forwards for New Mexico income tax purposes of approximately $27,000 and $12,400, respectively. These losses expire in December 31, 2010 and December 31, 2009.

NOTE 4 - UNDERLYING AGREEMENTS AND OBLIGATIONS

The Patented Claims in Grant County, known as the Summit property, are subject to two underlying royalty agreements (Underlying Obligations). The agreements provide for: (1) a 7.5% royalty on net smelter returns toward an end price of $1,250,000; (2) a 5% royalty on net smelter returns toward an end price of $4,000,000 less any amount paid under the royalty described in (1). The Company obligation under these agreements would amount to 22% of the incurred royalty amounts.

NOTE 5 – SUBSEQUENT EVENTS

On May 4, 2006, Imagin sold the outstanding shares of the Company to Azco Mining, Inc. (“Azco”), for $1,300,000. Prior to the closing, by an agreement made May 1, 2006, Lordsburg acquired the remaining 78% undivided interest in the Summit property Patented Claims from an independent third party for $100,000, giving Lordsburg a 100% undivided interest in the Patented Claims. By the May 1, 2006, agreement, selling party reserved 5% of Net Proceeds (as defined in the agreement) until the Underlying Obligations are satisfied, and 10% of Net Proceeds (as defined in the agreement) after the Underlying Obligations are satisfied, to an end price of $2,400,000. As part of the sale agreement, Imagin transferred ownership of milling equipment acquired under the sales agreement from one of its subsidiaries to Lordsburg. The sale also included all the licenses, mining and operating permits and water rights.

Promptly after closing, St. Cloud, an Imagin subsidiary, was required to complete certain reclamation obligations at the Banner Mill site on the Lordsburg Mill site property, imposed under and in compliance with a permit issued by the State of New Mexico. Upon the completion of the Banner Mill site reclamation obligations, Lordsburg will have all future obligations and liability relating to the Lordsburg Mill Site Property. Following the completion of the Banner Mill site reclamation obligations, St. Cloud may be entitled to the proceeds released by the state of New Mexico, currently recorded as restricted cash in the accompanying financial statements.

AZCO MINING INC.

INTRODUCTION TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(Unaudited)

          The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effect on the Company’s financial statements of the acquisition transaction described below:

          On May 4, 2006, Azco Mining, Inc. (“Azco”, “the Registrant”) acquired 100% of the outstanding common shares of The Lordsburg Mining Company (“Lordsburg”), a New Mexico corporation, for a price of $1,300,000. Azco acquired Lordsburg in an arm’s length transaction from Imagin Minerals, Inc. (“Imagin”), a privately owned industrial minerals company unrelated to Azco, following consolidation by Lordsburg of fragmented ownership of its major assets, which include the Summit patented and unpatented mining claims, the mill site patented mining claims, related mining permits, and processing equipment, all in southwestern New Mexico.

          The unaudited pro forma condensed consolidated balance sheet combines the balances of Azco Mining Inc. and Subsidiary with Lordsburg at March 31, 2006, as if the purchase of Lordsburg had occurred on that date. The following unaudited pro forma condensed consolidated statements of operations combine the results of operations of Azco Mining Inc. and Subsidiary and Lordsburg for the nine months ended March 31, 2006 and for the year ended June 30, 2005, and are presented as if the purchase of Lordsburg occurred on July 1, 2005 and July 1, 2004, respectively.

          The financial statements of Azco Mining Inc. and subsidiary included in the pro forma financial statements are historical filed financial statements included in Form 10-QSB for the quarterly period ended March 31, 2006, and Form 10-KSB for the annual period ended June 30, 2005, and is not included in this Form 8-K/A. The financial statements Lordsburg presented in the pro forma financial statements are based on internal unaudited financial statements. Prior to the acquisition, Lordsburg maintained a calendar year end and the Lordsburg statements of operations were adjusted on an unaudited basis to coincide with the Registrant’s accounting periods. The unaudited financial statements of Lordsburg are not included in this Report on Form 8-K/A.

          The audited financial statements of Lordsburg as of and for the years ended December 31, 2005 and 2004, are included in this Report on Form 8-K/A.

          The unaudited pro forma condensed consolidated financial statements may not be indicative of results that actually would have occurred if the transaction had been in effect on the dates indicated or indicative of results which may occur in the future. For purposes of preparing the Registrant’s consolidated financial statements, a new basis will be established for the assets of Lordsburg based upon appraisals by third parties of the assets acquired. The unaudited condensed consolidated balance sheet reflects management’s best estimates of the purchase price allocation. In the opinion of management of the Registrant, all adjustments have been made that are necessary to present fairly the pro forma data.

          The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and related notes thereto of the respective companies.

AZCO MINING INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2006

	Azco Mining Inc.	The Lordsburg
	and	Mining	Pro forma Adjustments		Pro Forma
ASSETS	Subsidiary	Company	Increase (Decrease)		Consolidated
Current Assets:
Cash and cash equivalents	$2,650,353	$4,574	a)	$(4,574)	$1,350,353
			b)	(1,300,000)
Debenture receivable	70,000	-			70,000
Prepaid expenses	182,667	573			183,240
	2,903,020	5,147		(1,304,574)	1,603,593

Property, plant and equipment
net of depreciation	451,927	101,362	b)	1,184,847	1,757,874
			c)	19,738
Idle plant and equipment	1,701,000	-			1,701,000
Restricted cash	178,658	18,457	a)	(18,457)	178,658
Due from related company		34,879	a)	(15,141)	-
			c)	(19,738)
Deferred financing costs	299,766	-			299,766
	$5,534,371	$159,845		$(153,325)	$5,540,891

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$939,499	$-			$939,499
Accrued liabilities	126,895	6,520			133,415
Accrued lease payments payable	1,755,000	-			1,755,000
Derivative instrument liabilities	3,455,083	-			3,455,083
	6,276,477	6,520			6,282,997
Financing lease payable, less discount
of $1,773,617	2,726,383	-			2,726,383
Payable, related party	750,000	173,957	a)	$(173,957)	750,000
Convertible debenture payable, less
discount of $2,500,000	-	-			-
Asset retirement obligation	64,059	-			64,059
	9,816,919	180,477		(173,957)	9,823,439

Common stock:
$0.002 par value, 100,000,000 shares
authorized, 63,919,409 shares issued
and outstanding	127,840	500	b)	(500)	127,840

Additional paid in capital	37,681,536	940,973	b)	(940,973)	37,681,536
Contributed capital			a)	135,785	-
			b)	(135,785)
Deferred compensation	(360,659)	-			(360,659)
Accumulated (deficit) earnings	(41,731,265)	(937,043)	b)	937,043	(41,731,265)
(Deficit) accumulated in exploration stage		(25,062)	b)	25,062	-
	(4,282,548)	(20,632)		20,632	(4,282,548)
	$5,534,371	$159,845		$(153,325)	$5,540,891

AZCO MINING INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2005

	Azco Mining Inc.	The
	and	Lordsburg Mining	Pro forma Adjustments		Pro Forma
	Subsidiary	Company	Increase (Decrease)		Consolidated

Sales	$54,844	$-			$54,844

Operating Costs
Mine related costs	136,714	4,908	e)	$(3,031)	145,821
			f)	7,230
General and administrative	1,047,270	-			1,047,270
General and administrative - stock compensation	252,690	-			252,690
	1,436,674	4,908		4,199	1,445,781

(Loss) From Operations	(1,381,830)	(4,908)		4,199	(1,390,937)

Other Income (Expense):
Gain on sale of asset, conversion of debt and other	119,639	-			119,639
Gain on derivative instruments liability	65,721	-			65,721
Interest income	2,775	351	d)	(351)	2,775
Accretion of discounts on notes payable					-
and lease liability	(210,417)	-			(210,417)
Interest expense and other	(192,178)	(9,427)	e)	(9,427)	(192,178)
	(214,460)	(9,076)		(9,076)	(214,460)

Net (Loss)	$(1,596,290)	$(13,984)		$(4,877)	$(1,605,397)

Basic and diluted (loss) per share	$(0.03)				$(0.03)

Basic and diluted weighted average shares	47,997,503				47,997,503

AZCO MINING INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED MARCH 31, 2006

	Azco Mining Inc.	The Lordsburg
	and	Mining	Pro forma Adjustments		Pro Forma
	Subsidiary	Company	Increase (Decrease)		Consolidated

Sales	$7,100	$-			$7,100

Operating Costs
Mine related costs	137,877	3,794	e)	$(2,273)	144,821
			f)	5,423
General and administrative	863,617	-			863,617
General and administrative - stock compensation	1,802,141	-			1,802,141
	2,803,635	3,794		3,150	2,810,579

(Loss) From Operations	(2,796,535)	(3,794)		3,150	(2,803,479)

Other Income (Expense):
Gain on sale of asset and conversion of debt & other	157,419	-			157,419
(Loss) on derivative instruments liability	(874,026)	-			(874,026)
Interest income	4,801	343	d)	(343)	4,801
Accretion of discounts on notes payable					-
and lease liability	(170,108)	-			(170,108)
Interest expense and other	(108,433)	(7,421)	e)	(7,421)	(108,433)
	(990,347)	(7,078)		(7,078)	(990,347)

Net (Loss)	$(3,786,882)	$(10,872)		$(3,928)	$(3,793,826)

Basic and diluted (loss) per share	$(0.06)				$(0.06)

Basic and diluted weighted average shares	59,091,006				59,091,006

AZCO MINING INC. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 – ACQUISITION

          On May 4, 2006, Azco Mining, Inc. (“Azco”) acquired 100% of the shares of The Lordsburg Mining Company (“Lordsburg”), a New Mexico corporation, for a price of $1,300,000. Azco acquired Lordsburg in an arm’s length transaction from Imagin Minerals, Inc. (“Imagin”), a privately owned industrial minerals company unrelated to Azco. With the acquisition of Lordsburg, Azco acquired the Summit project, consisting of approximately 117.6 acres of patented and approximately 520 acres of unpatented mining claims in Grant County, New Mexico; approximately 257 acres of patented mining claims in Hidalgo County, New Mexico; and milling equipment including a ball mill and floatation plant in Sierra County, New Mexico. The milling equipment had been idle for several years following its use by St. Cloud Mining Company, a subsidiary of Imagin. Azco intends to relocate the equipment to the mill site in Hidalgo County and utilize it for mineral processing of the Summit project. Lordsburg holds two permits issued by the state of New Mexico for mining and milling operations.

          The Summit project is subject to two underlying royalties and a net proceeds interest as follows: (1) a 7.5% royalty on net smelter returns toward an end price of $1,250,000; (2) a 5% royalty on net smelter returns toward an end price of $4,000,000, less any amount paid under the royalty described in (1) above; and (3) a net proceeds interest of 5% of net proceeds from sales of unbeneficiated mineralized rock until such time as the royalties described in (1) and (2) have been satisfied, and 10% of such net proceeds thereafter toward an end price of $2,400,000.

NOTE 2 – BASIS OF PRESENTATION

          The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2006, present the historical financial position of Azco Mining Inc. and Subsidiary at such date and the unaudited balance sheet of Lordsburg at such date, with pro forma adjustments as if the acquisition had taken place on March 31, 2006, in a transaction accounted for as a purchase in accordance with accounting principles generally accepted in the United States of America. The pro forma entries reflect an allocation of the purchase price based upon third party appraisals on the acquired assets.

          The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2006, present the historical results of operations of Azco Mining Inc. and Subsidiary for the nine months then ended, and Lordsburg, adjusting its operating results from a calendar basis to a reporting basis of July 1, 2005, to March 31, 2006, to coincide with Azco’s historical reporting period presented. Pro forma adjustments have been made to reflect as if the purchase acquisition had taken place on July 1, 2005.

          The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 2005, present the historical results of operations of Azco Mining Inc. and Subsidiary for the year then ended, and Lordsburg, adjusting its operating results from a calendar basis to a reporting basis of July 1, 2004, to June 30, 2005, to coincide with Azco’s historical reporting period presented. Pro forma adjustments have been made to reflect as if the purchase acquisition had taken place on July 1, 2004.

AZCO MINING INC. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Continued)

NOTE 3 – PRO FORMA ADJUSTMENTS

The following pro forma adjustments to the acquisition transaction:

Pro Forma Balance Sheet, March 31, 2006

a)	Elimination of assets and liabilities not acquired in Lordsburg purchase transaction.

b)	Record cash purchase of Lordsburg, allocation of purchase price and elimination of equity accounts of Lordsburg.

c)	Record purchase of Summit property interest and transfer of mineral properties to affiliated company.

Pro Forma Statement of Operations for the nine months ended March 31, 2006, and for the year ended June 30, 2005

d)	Eliminate interest income on Lordsburg money market account (restricted cash).

e)	Eliminate inter-company charges to Lordsburg by parent company.

f)	Record royalty expense on Summit property.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Azco Mining, Inc.

Date: February 14, 2007	By: /s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer